SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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☒	Preliminary information statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐	Definitive information statement

VIA PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)
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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

	(1)	Title of each class of securities to which transaction applies:

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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VIA Pharmaceuticals, Inc.

750 Battery Street, Suite 330

San Francisco, CA 94111

(415) 283-2200

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

San Francisco, California

    , 2007

To the Stockholders of VIA Pharmaceuticals, Inc.:

We are writing to advise you of certain events that have occurred with respect to VIA Pharmaceuticals, Inc., a Delaware corporation (“VIA,” “we,” “us,” or the “Company”), including the approval and adoption of a securities purchase agreement (the “Securities Purchase Agreement”), pursuant to which we have agreed to issue an aggregate of 10,288,065 shares of common stock, par value $0.001 per share (“Common Stock”), at a purchase price of $2.43 per share, to the following institutional and accredited investors for a total purchase price of approximately $25 million in gross proceeds (the “Financing”):

Name of Investor

Bay City Capital Fund IV, L.P. (1)

Bay City Capital Fund IV Co-Investment Fund, L.P. (1)

Deerfield Special Situations Fund, L.P. (2)

Deerfield Special Situations Fund International Limited (2)

Enable Growth Partners, L.P. (3)

Enable Opportunity Partners, L.P. (3)

Pierce Diversified Strategy Master Fund, LLC Ena (3)

Xmark Opportunity Fund, Ltd. (4)

Xmark Opportunity Fund, L.P. (4)

Capital Ventures International (5)

MKM Longboat MultiStrategy Master Fund Ltd. (6)

J.P. Morgan Ventures Corporation

J.P. Morgan Securities, Inc. (7)

Baker Bros. Investments II, L.P. (8)

Baker Biotech Fund I, L.P. (8)

Baker Biotech Fund I, L.P. (8)

Baker Brothers Life Sciences, L.P. (9)

14159, L.P. (10)

Life Science Capital Master Fund (11)

Richard L. Anderson (12)

(1)

Bay City Capital is the beneficial owner of the shares owned of record by Bay City Capital Fund IV, L.P. and Bay City Capital Fund IV Co-Investment Fund, L.P. Bay City Capital LLC is the manager of Bay City Capital Management IV LLC. Bay City Capital Management IV LLC is the general partner of Bay City Capital Fund IV, L.P. and Bay City Capital Fund IV Co-Investment Fund, L.P. Bay City Capital LLC has sole voting and investment power over the shares held of record by Bay City Capital Fund IV, L.P. and Bay City Capital Fund IV Co-Investment Fund, L.P. Bay City Capital LLC is managed by a board of managers currently comprised of four managers, none of whom, acting individually, has voting control or investment discretion with respect to the securities owned. Fred B. Craves, a member of VIA’s Board of Directors, is also the founder, the chairman and a manager of Bay City Capital LLC. Dr. Craves also owns 22.0588% of the membership interests in Bay City Capital LLC. Douglass B. Given, the Chairman of VIA’s Board of Directors, is a partner of Bay City Capital LLC. Each of Drs. Craves and Given disclaims beneficial ownership of the shares owned by Bay City Capital Fund IV, L.P. and Bay City Capital Fund IV Co-Investment Fund, L.P., except to the extent of their respective proportionate pecuniary interests therein.

(2)	James E. Flynn is the beneficial owner of the shares owned of record by Deerfield Special Situations Fund, L.P. and Deerfield Special Situations Fund International Limited. James E. Flynn is the general partner of J.E. Flynn Capital, LLC. J.E. Flynn Capital, LLC is the general partner of Deerfield Capital, L.P. Deerfield Capital, L.P. is the general partner of Deerfield Special Situations Fund, L.P. Mr. Flynn is the general partner of Deerfield Management, L.P. Deerfield Management, L.P. is the investment advisor to Deerfield Special Situations Fund International Limited.
(3)	Mitch Levine, in his capacity as the Managing Partner of Enable Growth Partners, L.P., Enable Opportunity Partners, L.P. and Pierce Diversified Strategy Master Fund, LLC Ena has voting and investment control over the shares held by Enable Growth Partners, L.P., Enable Opportunity Partners, L.P. and Pierce Diversified Strategy Master Fund, LLC Ena. Mr. Levine disclaims beneficial ownership of all of such shares.
(4)	Xmark Opportunity Partners, LLC, a Delaware limited liability company (“Opportunity Partners”) is the beneficial owner of the shares owned by Xmark Opportunity Fund, L.P. (“Opportunity LP”) and Xmark Opportunity Fund, Ltd. (“Opportunity Ltd.”). Opportunity Partners is the sole member of the investment manager of Opportunity LP and Opportunity Ltd., and, as such, possesses sole power to vote and direct the disposition of all securities of the Company held by Opportunity LP and Opportunity Ltd. Opportunity Partners’ interest in the securities reported herein is limited to the extent of its pecuniary interest in Opportunity LP and Opportunity Ltd., if any. Mitchell D. Kaye and David C. Cavalier, the Chief Executive Officer and Chief Operating Officer, respectively, of Xmark Capital Partners, LLC, the Managing Member of Opportunity Partners, share voting and investment power with respect to all securities beneficially owned by Opportunity Partners.
(5)	Heights Capital Management, Inc., the authorized agent of Capital Ventures International, has discretionary authority to vote and dispose of the shares held by Capital Ventures International and may be deemed the beneficial owner of these shares. Martin Kobinger, in his capacity as Investment Manager of Heights Capital Management, Inc., may also be deemed to have investment discretion and voting power of the shares held by Capital Ventures International. Mr. Kobinger disclaims any beneficial ownership of the shares.
(6)	MKM Longboat Capital Advisors LLP is the investment manager of the MKM Fund and has dispositive and voting power over the securities owned by MKM Longboat Multistrategy Mater Fund Ltd. MKM Longboat Capital Advisors LLP disclaims beneficial ownership of the securities held by the MKM fund.
(7)	These securities may also be deemed to be owned by JPMorgan Chase & Co., the indirect parent of J.P. Morgan Securities Inc.
(8)	Baker Bros. Capital, L.P. is the general partner of Baker Bros. Investments II, L.P. and Baker Biotech Fund I, L.P. Baker Bros. Capital (GP), LLC is the general partner of Baker Bros. Capital, L.P. Felix J. Baker is the managing member of Baker Bros. Capital (GP), LLC. By virtue of their ownership of entities that have the power to control the investment decisions of the limited partnerships listed above, Felix J. Baker and Julian C. Baker may each be deemed to be beneficial owners of the shares owned by such entities.
(9)	Baker Brothers Life Sciences Capital (GP), LLC is the general partner of Baker Brothers Life Sciences, L.P. Felix J. Baker is the managing member of Baker Brothers Life Sciences Capital (GP), LLC. . By virtue of their ownership of entities that have the power to control the investment decisions of the limited partnerships listed above, Felix J. Baker and Julian C. Baker may each be deemed to be beneficial owners of the shares owned by such entities.
(10)	14159 Capital, L.P. is the general partner of 14159, L.P. 14159 Capital (GP), LLC is the general partner of 14159 Capital, L.P. Felix J. Baker is the managing member of 14159 Capital, L.P. By virtue of their ownership of entities that have the power to control the investment decisions of the limited partnerships listed above, Felix J. Baker and Julian C. Baker may each be deemed to be beneficial owners of the shares owned by such entities.
(11)	Life Science Capital LLP acts as investment manager and has voting control and investment discretion over the securities held by Life Science Capital Master Fund. Life Science Capital Management acts as manager to Life Science Capital Master Fund and has indirect voting control and investment discretion over the securities held by Life Science Capital Master Fund by virtue of its relationship with Life Science Capital LLP. Tom Daniel is a principal of Life Science Capital LLP and Life Science Capital Management. Each of Life Science Capital LLP, Life Science Capital Management Limited and Tom Daniel disclaims beneficial ownership of the securities held by Life Science Capital Master Fund except for securities in which they have a pecuniary interest.
(12)	Mr. Anderson serves on our Board of Directors.

On June 28, 2007, following the unanimous recommendation by a special committee of the Board of Directors comprised of two disinterested independent directors, the Board of Directors of the Company approved the Securities Purchase Agreement and the issuance of the Common Stock pursuant thereto. After fees and estimated offering expenses, the Company expects to receive aggregate net proceeds of approximately $23.2 million from the Financing.

Our Common Stock is listed on the NASDAQ Capital Market and we are subject to the NASD Marketplace Rules. Under NASD Marketplace Rule 4350(i)(1)(D)(ii), stockholder approval is required for issuances of securities in an amount greater than 20% of the Company’s outstanding common stock for a purchase price of less than the greater of book or market value. In this Information Statement, we sometimes we refer to this rule as the “20% Rule.” The Common Stock to be issued in the Financing is being issued at approximately a 38.5%

discount to the $3.95 closing market price of our Common Stock on July 2, 2007 and constitutes more than 20% of our outstanding Common Stock. As a result, in order to comply with the 20% Rule, the Financing is being completed in two closings. In the first closing, which occurred on July 2, 2007 and did not require stockholder approval, the Company issued an aggregate of 1,885,125 shares of Common Stock at a price per share of $2.43 for a total purchase price of approximately $4.58 million. The shares of Common Stock issued in the first closing of the Financing represented approximately 19.99% of our Common Stock outstanding on the date of issuance. The 20% Rule requires that we obtain stockholder approval for the issuance of the remaining 8,402,940 shares of Common Stock to be issued in the second closing of the Financing. The shares to be issued in the second closing are being purchased at a price per share of $2.43 for an aggregate purchase price of approximately $20.42 million.

On June 29, 2007, Bay City Capital Fund IV, L.P. (“BCC”), the holder of 6,630,378 shares, or approximately 70% of the Company’s then outstanding shares of Common Stock, executed a written consent in accordance with Section 228 of the Delaware General Corporation Law and the Company’s Third Amended and Restated Bylaws approving the execution, delivery and performance by the Company of the Securities Purchase Agreement and the issuance of the Common Stock pursuant to the terms thereof. Following completion of the Financing, BCC and its affiliate, Bay City Capital Fund IV Co-Investment Fund, will own approximately 51% of the Company’s outstanding Common Stock and will continue to be able to exert control over the Company’s management and affairs and over matters requiring stockholder approval. BCC’s approval constitutes the requisite stockholder approval for purposes of the 20% Rule. However, since the stockholder approval required by the 20% Rule was obtained by written consent, rather than at a stockholders’ meeting, the stockholder action may not become effective until the expiration of 20 days after the date this Information Statement is being mailed to stockholders pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We expect to consummate the second closing of the Financing following the expiration of this 20-day period, or on or about                     , 2007.

Accordingly, no action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the action described above in accordance with Rule 14c-2 promulgated under the Exchange Act. The Information Statement is being mailed to you on or about                     , 2007.

By Order of the Board of Directors,

Lawrence K. Cohen
President and Chief Executive Officer

VIA PHARMACEUTICALS, INC.

750 Battery Street, Suite 330

San Francisco, CA 94111

INFORMATION STATEMENT

Pursuant to Section 14 of the Securities Exchange Act of 1934

and Regulation 14C and Schedule 14C thereunder

VIA is mailing this Information Statement to you, as a holder of our Common Stock, to provide you with information regarding, and a description of, an action which was taken by written consent in lieu of a special meeting of stockholders by our majority stockholder on June 29, 2007, subject to the expiration of 20 days following the mailing of this Information Statement to our stockholders as required under Rule 14c-2 under the Exchange Act. On June 29, 2007, Bay City Capital Fund IV, L.P. (“BCC”), the holder of 6,630,378 shares, or approximately 70% of the Company’s then outstanding shares of Common Stock, executed a written consent in accordance with Section 228 of the Delaware General Corporation Law (“DGCL”) and the Company’s Third Amended and Restated Bylaws (the “Bylaws”) approving the execution, delivery and performance by the Company of the Securities Purchase Agreement and the issuance of the Common Stock pursuant to the terms thereof. BCC is sometimes referred to in this Information Statement as our “majority stockholder.”

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about                     , 2007 to stockholders of record on June 29, 2007 (the “Record Date”). This Information Statement is being delivered only to inform you of the corporate action described herein in accordance with Rule 14c-2 under the Exchange Act. As of the Record Date, there were 9,430,343 shares of our Common Stock outstanding. Under Marketplace Rule 4350(i)(1)(D)(ii), the affirmative vote of the holders of a majority in voting power of our outstanding shares was required to approve the issuance of the remaining 8,402,940 shares of Common Stock in the second closing of the Financing. As of the Record Date, 4,715,172 shares of Common Stock constituted a majority in voting power of the outstanding shares of our Common Stock.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This is not a notice of a special meeting of stockholders and no stockholders meeting will be held to consider any matter described in this Information Statement.

Our majority stockholder has voted to approve the issuance of the remaining 8,402,940 shares of Common Stock in the second closing of the Financing, and the number of votes held by our majority stockholder is sufficient to satisfy the stockholder vote requirement for such action. Accordingly, no additional votes will be needed to approve this action.

Issuance of Securities

Summary of the Financing and Reason for Stockholder Approval

On June 29, 2007, we entered into a Securities Purchase Agreement with a limited number of institutional and accredited investors pursuant to which we agreed to issue and the investors agreed to purchase an aggregate of 10,288,065 shares of Common Stock at a price per share of $2.43 for a total purchase price of approximately $25 million in gross proceeds (the “Financing”). The Securities Purchase Agreement and the issuance of Common Stock was approved by our Board of Directors on June 28, 2007 following the unanimous recommendation by a special committee of the Board of Directors comprised of two independent directors. The net proceeds to us from the Financing, after deducting fees and estimated offering expenses, are expected to be approximately $23.2 million.

Our Common Stock is listed on the NASDAQ Capital Market and we are subject to the NASD Marketplace rules. Under NASD Marketplace Rule 4350(i)(1)(D)(ii), stockholder approval is required for issuances of securities in an amount greater than 20% of the Company’s outstanding common stock for a purchase price of less than the greater of book or market value. In this Information Statement we sometimes refer to this rule as the “20% Rule.” The Common Stock to be issued in the Financing is being issued at approximately a 38.5% discount to the $3.95 closing market price of our Common Stock on July 2, 2007 and constitutes more than 20% of our outstanding Common Stock. As a result, in order to comply with the 20% Rule, the Financing is being completed in two closings. In the first closing, which occurred on July 2, 2007 and did not require stockholder approval, the Company issued an aggregate of 1,885,125 shares of Common Stock at a price per share of $2.43, for a total purchase price of approximately $4.58 million. The shares of Common Stock issued in the first closing of the Financing represented approximately 19.99% of our Common Stock outstanding on the date of issuance. The 20% Rule requires that we obtain stockholder approval for the issuance of the remaining 8,402,940 shares of Common Stock to be issued in the second closing of the Financing. The shares to be issued in the second closing are being purchased at a price per share of $2.43 for an aggregate purchase price of approximately $20.42 million.

On June 29, 2007, BCC, the holder of 6,630,378 shares, or approximately 70% of the Company’s then outstanding shares of Common Stock, executed a written consent in accordance with Section 228 of the DGCL and the Company’s Bylaws approving the execution, delivery and performance by the Company of the Securities Purchase Agreement and the issuance of the Common Stock pursuant to the terms thereof. Following completion of the Financing, BCC and its affiliate, Bay City Capital Fund IV Co-Investment Fund, L.P. will own approximately 51% of the Company’s outstanding Common Stock and will be able to exert control over the Company’s management and affairs and over matters requiring stockholder approval. BCC’s approval constitutes the requisite stockholder approval for purposes of the 20% Rule. Accordingly, our stockholders are not being asked to take further action with respect to approval of the second closing of the Financing. However, since the stockholder approval required by the 20% Rule was obtained by written consent, rather than at a stockholders’ meeting, the stockholder action may not become effective until the expiration of 20 days after the date this Information Statement is being mailed to stockholders pursuant to Rule 14c-2 under the Exchange Act. We expect to consummate the second closing of the Financing following the expiration of this 20-day period, or on or about                     , 2007.

THIS INFORMATION STATEMENT IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF VIA PHARMACEUTICALS, INC. THE SECURITIES BEING ISSUED IN THE FINANCING ARE BEING ISSUED BY THE COMPANY IN A PRIVATE PLACEMENT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PURSUANT TO RULE 506 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES REFERRED TO IN THIS INFORMATION STATEMENT HAVE NOT BEEN REGISTERED FOR SALE BY US UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD ABSENT REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

Reasons for the Financing

VIA is a clinical-stage biotechnology company with a single product candidate in clinical trials, VIA-2291. We currently do not have any products that have been approved for marketing and the Company has not derived any revenue from the sale of any products. We do not anticipate that VIA will generate revenue from the sale of products for the foreseeable future and, as a result, our Board of Directors has determined that obtaining additional capital pursuant to the Financing is critical to the Company’s ability to execute its business plan and continue its research, development and commercialization activities.

In addition, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on June 11, 2007, The NASDAQ Stock Market notified the Company that it failed to meet the minimum market value of publicly held shares requirement of $15 million (“Minimum Public Float Rule”) upon consummation of the Company’s merger transaction with privately-held VIA Pharmaceuticals, Inc. See “Description of Corautus Genetics Inc. and VIA Pharmaceuticals, Inc. Merger Transaction.” NASDAQ Marketplace Rule 4340(a) required the Company to meet NASDAQ’s initial listing requirements, including the Minimum Public Float Rule, as of the closing of the merger transaction on June 5, 2007 because the merger constituted a change of control transaction, or “reverse merger.” The NASDAQ Listing Qualifications Panel in its letter to the Company dated June 5, 2007 determined to provide the Company with an extension of time within which to comply with certain listing requirements. Among other things, the Panel decision gave the Company until June 29, 2007 to evidence compliance with the Minimum Public Float Rule. The Panel also required the Company to have evidenced a market value of publicly held securities of $15 million or more for a minimum of ten consecutive trading days on or prior to July 16, 2007 (the “Ten Consecutive Trading Day Requirement”). As a result, the Financing was necessary in order to meet the Minimum Public Float Rule.

On July 11, 2007, The NASDAQ Stock Market notified the Company that it had approved its initial listing application to list its shares of common stock on The NASDAQ Capital Market under the symbol “VIAP.” Notwithstanding receipt of this approval letter, the Company must comply with the requirements set forth in the NASDAQ Listing Qualifications Panel’s letter dated June 5, 2007, including the Ten Consecutive Trading Day Requirement, to remain listed on The NASDAQ Capital Market. As of the date of this Information Statement, the Company has not met this requirement due to the closing price of the Company’s common stock on July 5, 2007 of $3.30 per share. However, the Company has met the Minimum Public Float Rule requirement each trading day since July 5, 2007 through July 16, 2007. The Company is in the process of requesting additional time from the Panel in which to evidence ten consecutive trading days of compliance with the Minimum Public Float Rule. There can be no assurance that the Panel will grant the Company additional time in which to comply with this requirement or that the Company will be able to evidence ten consecutive trading days of compliance with the Minimum Public Float Rule. In such event, the Company’s common stock may be delisted from the NASDAQ Capital Market.

Upon completion of the second closing of the Financing, VIA will have received aggregate net proceeds of approximately $23.2 million from the Financing. We expect to use these proceeds, along with existing cash balances, to fund:

•	approximately $8 – 9 million of costs for our ACS and CEA Phase II clinical trials related to VIA-2291;

•	approximately $4 – 5 million of costs related to additional supportive Phase I clinical trials related to VIA-2291;

•	approximately $2 – 3 million to pursue the investigation, research, development and pre-clinical trials of potential additional product candidates;

•	approximately $2 – 3 million in legal costs, including costs in connection with maintenance of existing intellectual property, pursuit of new intellectual property and general corporate legal work;

•	approximately $1 – 2 million to implement additional internal systems, costs related to external financial reporting, investor relations and other infrastructure; and

•

the remainder for working capital and general corporate purposes, which may include professional fees, personnel costs, travel costs, consulting costs and the hiring of additional management and research, development and clinical personnel.

As of the date of this Information Statement, we cannot predict with certainty all of the particular uses for the proceeds from this Financing, or the amounts that we will actually spend on the uses set forth above. The amount and timing of our actual expenditures of the proceeds from this offering will depend on numerous factors, including:

•	the rate of progress and cost of our clinical trials, preclinical studies and other discovery, research and development activities;

•	the costs of acquiring or investing in product candidates and technologies;

•	the costs of filing, prosecuting, defending and enforcing any patent claims and other intellectual property rights; and

•	the costs and timing of seeking and obtaining U.S. Food and Drug Administration and other regulatory approvals.

Accordingly, we will retain the discretion to allocate the net proceeds of this Financing among the identified uses described above.

We expect our existing capital resources and the net proceeds from this Financing to be sufficient to enable us to fund our operating expenses for at least the next twelve months, including conducting our ACS and CEA Phase II clinical trials related to VIA-2291, performing supportive Phase I clinical trials related to VIA-2291, conducting research and development related to potential additional product candidates and establishing appropriate systems and infrastructure as a public company.

Effects of the Financing

The Financing will result in a significant increase in the number of shares of our Common Stock outstanding and, as a result, current stockholders who are not participating in the Financing will own a smaller percentage of our outstanding Common Stock and, accordingly, a smaller percentage interest in the voting power, liquidation value and aggregate book value of our Company. Additionally, the sale or any resale of our Common Stock issued in the Financing could cause the market price of our Common Stock to decline.

Our stockholders will incur dilution of their percentage ownership in the Company as a result of the Financing. Immediately following the first closing of the Financing on July 2, 2007, 11,315,468 shares of our Common Stock were outstanding, after giving effect to the issuance of 1,885,125 shares of our Common Stock at the first closing. Following the second closing of the Financing, a total of 19,718,408 shares of our Common Stock will be outstanding (assuming no issuance of any shares of Common Stock between the first closing and the second closing). Bay City Capital Fund IV, L.P. and its affiliate Bay City Capital IV Co-Investment Fund, L.P., which prior to the Financing collectively owned approximately 71.8% of our Common Stock, are purchasers in the second closing of the Financing and have subscribed to purchase 3,279,151 shares of Common Stock for an aggregate investment of approximately $8 million. Following consummation of the second closing of the Financing, Bay City Capital Fund IV, L.P. and its affiliate, Bay City Capital IV Co-Investment Fund, L.P., will own approximately 51% of our outstanding Common Stock and will continue to control the Company’s management and affairs and matters requiring stockholder approval.

Summary of the Securities Purchase Agreement

The Securities Purchase Agreement is summarized below. A copy of the Securities Purchase Agreement was filed by us an exhibit to the Current Report on Form 8-K filed with the Securities and Exchange Commission

(the “SEC”) on July 3, 2007, and is attached to this Information Statement as Annex A and incorporated by reference herein. You are encouraged to review the full text of the Securities Purchase Agreement.

Pursuant to the Securities Purchase Agreement, the Company agreed to issue an aggregate of 10,288,065 shares of its Common Stock at a price of $2.43 per share, and for a total purchase price of approximately $25 million. In order to comply with the 20% Rule, the Financing will be completed in two closings. In the first closing, which occurred on July 2, 2007 and did not require stockholder approval, the Company issued an aggregate of 1,885,125 shares of Common Stock at a price per share of $2.43 for a total purchase price of approximately $4.58 million. The shares of Common Stock issued in the first closing of the Financing represented approximately 19.99% of our Common Stock outstanding on the date of issuance. The 20% Rule requires that we obtain stockholder approval for the issuance of the remaining 8,402,940 shares of Common Stock to be issued in the second closing of the Financing. The shares to be issued in the second closing are being purchased at a price per share of $2.43 for an aggregate purchase price of approximately $20.42 million. The second closing is subject only to receipt of stockholder approval for the issuance of the remaining 8,402,940 shares of Common Stock to be issued in the second closing of the Financing. After fees and estimated offering expenses, the Company expects to receive aggregate net proceeds of approximately $23.2 million from the Financing.

The shares are being issued by the Company in a private placement in reliance upon the exemption from registration pursuant to Section 4(2) of the Securities Act and Rule 506 thereunder. The securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Pursuant to the terms of the Securities Purchase Agreement, the Company and the investors have made representations and warranties regarding matters that are customarily included in financings of this nature, including, without limitation, representations by each investor that it is an “accredited investor” as defined in Rule 501(a) and that such investor is acquiring the securities for investment purposes for such investor’s own account and not with a view toward distribution of the securities and that such investor understands that the shares of Common Stock issued in the Financing are restricted securities under the Securities Act. In addition, each Investor has represented and warranted that neither it nor any person acting on its behalf, has engaged in any purchases or sales of the Company’s securities since the date first contacted by the Company. Further, each Investor has agreed that it will not use the shares of Common Stock issued in the Financing to cover any short sales in the Common Stock of the Company in violation of applicable securities laws. The Securities Purchase Agreement also contains indemnification undertakings by the parties in the event of certain liabilities related to the Financing.

Pursuant to the terms of the Securities Purchase Agreement, the Company has agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) to register for resale the shares of Common Stock sold in the Financing. BCC, Bay City Capital Fund IV Co-Investment Fund, L.P. and Richard L. Anderson, one of our directors and a purchaser of shares in the second closing, have waived their right to have their shares registered in connection with this Registration Statement. The Company is required to file a Registration Statement within 60 days of July 2, 2007. Subject to certain exceptions, in the event the Registration Statement is not filed within such 60-day period or the Registration Statement is not declared effective within 90 days of July 2, 2007 (or 120 days in the event the Registration Statement is reviewed by the SEC), the Company will be required to pay each investor in the Financing an amount in cash equal to one-thirtieth of one and one-half percent of the aggregate purchase price paid by each investor for each day the filing or effectiveness of the Registration Statement is delayed, up to a maximum of 18% of such investor’s aggregate purchase price. In addition, the Company has agreed (i) subject to certain exceptions set forth in the Securities Purchase Agreement, not to cause any other registration statement to be filed until the effective date of the Registration Statement and (ii) for a period that expires 60 days after the effectiveness of the Registration Statement, not to issue or sell any of its equity securities other than pursuant to an employee benefit plan or as compensation to consultants or independent contractors.

As part of the Financing, each of Richard L. Anderson, John R. Larson, Mark N. K. Bagnall and David T. Howard, each a director of the Company, has entered into a lock-up agreement (each, individually, a “Lock-Up Agreement” and, collectively, the “Lock-Up Agreements”) with the Company, pursuant to which each such director has agreed not to sell any shares of the Company’s Common Stock held by such director from July 2, 2007 through and including March 1, 2008. The Company’s remaining directors and executive officers, Lawrence K. Cohen, Fred B. Craves, Douglass B. Given, Adeoye Olukotun and James G. Stewart, as well as BCC and Bay City Capital Fund IV Co-Investment Fund, L.P., previously entered into lock-up agreements in connection with the closing of the merger on June 5, 2007 of the Company with privately-held VIA Pharmaceuticals, Inc. pursuant to the Agreement and Plan of Merger and Reorganization, dated as of February 7, 2007, by and among Corautus Genetics Inc., Resurgens Merger Corp. and privately-held VIA Pharmaceuticals, Inc. Under these lock-up agreements, each of such remaining directors and executive officers and BCC and Bay City Capital Fund IV Co-Investment Fund, L.P. has similarly agreed not to sell any shares of the Company’s Common Stock held by them through and including March 1, 2008.

Stockholder Approval Has Been Obtained

As of June 29, 2007, the Record Date, there were 9,430,343 shares of our Common Stock outstanding. Under Marketplace Rule 4350(i)(1)(D)(ii), the affirmative vote of the holders of a majority in voting power of our outstanding shares was required to approve the issuance of the remaining 8,402,940 shares of Common Stock in the second closing of the Financing. As of the Record Date, 4,715,172 shares of Common Stock constituted a majority in voting power of the outstanding shares of our Common Stock.

On June 29, 2007, BCC, the holder of 6,630,378 shares, or approximately 70% of the Company’s then outstanding shares of Common Stock, executed a written consent in accordance with Section 228 of the DGCL and the Company’s Bylaws approving the execution, delivery and performance by the Company of the Securities Purchase Agreement and the issuance of the Common Stock pursuant to the terms thereof. BCC’s approval constitutes the requisite stockholder approval for purposes of the 20% Rule. In addition, the Securities Purchase Agreement and the issuance of Common Stock was approved by our Board of Directors on June 28, 2007 following the unanimous recommendation by a special committee of the Board of Directors comprised of two disinterested independent directors. Accordingly, our stockholders are not being asked to take further action with respect to approval of the second closing of the Financing. However, since the stockholder approval required by the 20% Rule was obtained by written consent, rather than at a stockholders’ meeting, the stockholder action may not become effective until the expiration of 20 days after the date this Information Statement is being mailed to stockholders pursuant to Rule 14c-2 under the Exchange Act. We expect to consummate the second closing of the Financing following the expiration of this 20-day period, or on or about                     , 2007.

Interest of Certain Directors and Officers

Bay City Capital Fund IV, L.P. and its affiliate Bay City Capital IV Co-Investment Fund, L.P., which prior to the Financing owned approximately 71.8% of our Common Stock, are purchasers in the second closing of the Financing and have subscribed to purchase 3,279,151 shares of Common Stock for an aggregate investment of $8 million on the same terms and conditions of the other Investors. Fred B. Craves, a member of VIA’s board of directors, is the founder, chairman of and a manager of Bay City Capital LLC, the beneficial owner of the shares held by Bay City Capital Fund IV, L.P. and Bay City Capital IV Co-Investment Fund, L.P. Dr. Craves also owns 22.0588% of the membership interests in Bay City Capital LLC. Douglass Given, the chairman of VIA’s board, is a partner of Bay City Capital LLC. Each of Drs. Craves and Given disclaims beneficial ownership of the shares held by Bay City Capital Fund IV, L.P. and Bay City Capital IV Co-Investment Fund, L.P., except to the extent of their respective proportionate pecuniary interests therein. In addition, Richard L. Anderson, who serves on our board of directors, is purchasing 10,000 shares of Common Stock in the second closing of the Financing on the same terms and conditions as other investors. None of our directors, officers or their associates otherwise have a substantial interest, directly or indirectly, in the Financing discussed in this Information Statement.

No Dissenters’ Rights

The corporate action described in this Information Statement will not afford to stockholders the opportunity to dissent from the actions described herein and receive an agreed or judicially appraised value for their shares of Common Stock.

No Action is Required

No other votes are necessary or required. VIA anticipates that the stockholder consent described in this information statement will become effective on or after                     , 2007.

Description of Corautus Genetics Inc. and VIA Pharmaceuticals, Inc. Merger Transaction

On June 5, 2007, the Company (formerly Corautus Genetics Inc.) closed its merger transaction (the “Merger”) with privately-held VIA Pharmaceuticals, Inc. (“VIA”) pursuant to the Agreement and Plan of Merger and Reorganization, dated as of February 7, 2007 (the “Merger Agreement”), by and among Corautus Genetics Inc. (“Corautus”), Resurgens Merger Corp., and VIA. In connection with the Merger, each share of VIA Series A Preferred Stock and VIA Common Stock issued and outstanding immediately prior to the effective time of the Merger was converted into .371721 shares of Common Stock (which ratio reflected the 1-for-15 reverse stock split effectuated by the Company immediately prior to the closing of the Merger). In addition, the Company assumed all outstanding options to purchase VIA Common Stock and such options became options to purchase Common Stock of the Company. Immediately following the closing of the Merger, former VIA equityholders owned approximately 78% and pre-merger Corautus stockholders owned approximately 22% of the capital stock of the Company, determined on a fully-diluted basis.

Pursuant to the terms of the Merger Agreement, each of Richard E. Otto, Robert T. Atwood, Eric N. Falkenberg, James C. Gilstrap, F. Richard Nichol, B. Lynne Parshall, Ivor Royston and Victor W. Schmitt resigned from the Board of Directors of the Company effective as of the closing of the Merger on June 5, 2007, and the size of the Board of Directors was reduced to seven members. Also effective at the closing of the Merger on June 5, 2007, each of Richard L. Anderson, Mark N. K. Bagnall, Lawrence K. Cohen, Fred B. Craves, Douglass B. Given and David T. Howard was appointed to the Board of Directors to fill the vacancies created by the resignations of pre-Merger directors. Pursuant to the terms of the Merger Agreement, Corautus was entitled to designate one member to the Board of Directors. John R. Larson serves on the Board of Directors as Corautus’ designee.

In accordance with the terms of the Merger Agreement, immediately following the consummation of the Merger, the Board of Directors appointed Lawrence K. Cohen to serve as President and Chief Executive Officer, James G. Stewart to serve as Senior Vice President, Chief Financial Officer and Secretary, and Adeoye Olukotun to serve as Chief Medical Officer of the Company, each of whom served in these positions at VIA prior to the consummation of the Merger.

Pursuant to the terms of the Merger Agreement, on June 5, 2007 Mr. Callicutt resigned as Chief Financial Officer of the Company, but the Company has agreed to retain him as an employee until such time as his employment agreement is terminated or, if earlier, his death, disability or resignation.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of our Common stock as of June 30, 2007 for:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our named executive officers and current executive officers;

•	each of our directors; and

•	all directors and executive officers as a group.

Information with respect to beneficial ownership has been furnished by each director, executive officer or beneficial owner of more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to the securities. Except as otherwise provided by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock used to calculate the percentage ownership of each listed person includes the shares of Common Stock underlying options or warrants held by such persons that are currently exercisable or exercisable within 60 days of June 30, 2007, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage of beneficial ownership before the Financing is based on 9,430,343 shares of Common Stock outstanding as of June 30, 2007. Percentage of beneficial ownership after the Financing is based on 19,718,408 shares of Common Stock outstanding, consisting of (i) 9,430,343 shares of Common Stock outstanding as of June 30, 2007, (ii) 1,885,125 shares of Common Stock issued in the first closing of the Financing on July 2, 2007; and (iii) 8,402,940 shares of Common Stock to be issued in the second closing of the Financing, which is expected to occur on or about                     , 2007, following expiration of the 20 days following the mailing of this Information Statement in accordance with Rule 14c-2 under the Exchange Act.

Unless otherwise indicated, the address of each individual listed below is c/o VIA Pharmaceuticals, Inc., 750 Battery Street, Suite 330, San Francisco, California 94111.

Name of Beneficial Owner	Number of Shares Before Completion of the Financing		Number of Shares Following Completion of the Financing		Percentage Beneficially
					Owned Before Completion of the Financing	Owned After Completion of the Financing
5% Stockholders:
Bay City Capital LLC	6,773,297	(1)	10,054,448		71.83%	50.99%
Boston Scientific Corporation	749,099	(2)	749,099		7.94%	3.80%
James E. Flynn	—		2,057,613	(3)	—	10.43%
Mitch Levine	—		1,646,090	(4)	—	8.35%
Xmark Opportunity Partners, LLC	—		1,500,000	(5)	—	7.61%

Directors and Current Executive Officers:
Richard L. Anderson	5,575	(6)	15,575	(7)	*	*
Mark N. K. Bagnall	5,575	(8)	5,575	(8)	*	*
Lawrence K. Cohen, Ph.D.	207,943	(9)	207,943	(9)	2.18%	1.05%
Fred B. Craves, Ph.D.	—		—		—	—
Douglass B. Given, M.D., Ph.D., M.B.A	122,867	(10)	122,867	(10)	1.30%	*
David T. Howard	5,575	(11)	5,575	(11)	*	*

Name of Beneficial Owner	Number of Shares Before Completion of the Financing		Number of Shares Following Completion of the Financing		Percentage Beneficially
					Owned Before Completion of the Financing	Owned After Completion of the Financing
John R. Larson	25,350	(12)	25,350	(12)	*	*
James G. Stewart	92,930	(13)	92,930	(13)	*	*
Adeoye Olukotun, M.D., M.P.H., F.A.C.C.	104,927	(14)	104,927	(14)	*	*

All directors and current executive officers as a group (9 persons)	570,734	(15)	580,734	(15)	5.94%	2.92%

Named Executive Officers:(16)
Richard E. Otto	110,284	(17)	110,284	(17)	*	*
Robert T. Atwood	109,320	(18)	109,320	(18)	*	*
Yawen L. Chiang, Ph.D.	20,261	(19)	20,261	(19)	*	*
Jack W. Callicutt	13,399	(20)	13,399	(20)	*	*
Michael K. Steele	—		—		*	*

*	Less than 1%.
(1)	Bay City Capital LLC is the manager of Bay City Capital Management IV LLC. Bay City Capital Management IV LLC is the general partner of Bay City Capital Fund IV, L.P. and Bay City Capital Fund IV Co-Investment Fund, L.P., which own of record 6,630,380 and 142,917 shares of Common Stock, respectively. Bay City Capital LLC has sole voting and investment power over the shares held of record by Bay City Capital Fund IV, L.P. and Bay City Capital Fund IV Co-Investment Fund, L.P. Bay City Capital LLC is managed by a board of managers currently comprised of four managers, none of whom, acting individually, has voting control or investment discretion with respect to the securities owned. Fred B. Craves, a member of VIA’s Board of Directors, is the founder, chairman of and a manager of Bay City Capital LLC. Dr. Craves also owns 22.0588% of the membership interests in Bay City Capital LLC. Douglass Given, the chairman of VIA’s Board, is a partner of Bay City Capital LLC. Each of Drs. Craves and Given disclaims beneficial ownership of the shares held by Bay City Capital Fund IV, L.P. and Bay City Capital Fund IV Co-Investment Fund, L.P., except to the extent of their respective proportionate pecuniary interests therein. The address of Bay City Capital LLC is 750 Battery Street, Suite 400, San Francisco, CA 94111.
(2)	The address of Boston Scientific Corporation is One Boston Scientific Place, Natick, MA 01760.
(3)

Represents 757,202 shares owned of record by Deerfield Special Situations Fund, L.P. and 1,300,411 shares owned of record by Deerfield Special Situations Fund International Limited. James E. Flynn is the general partner of J.E. Flynn Capital, LLC. J.E. Flynn Capital, LLC is the general partner of Deerfield Capital, L.P. Deerfield Capital, L.P. is the general partner of Deerfield Special Situations Fund, L.P. Mr. Flynn is the general partner of Flynn Management, LLC. Flynn Management, LLC is the general partner of Deerfield Management, L.P. Deerfield Management, L.P. is the investment advisor to Deerfield Special Situations Fund International Limited. The address of Deerfield Special Situations Fund, L.P. and Deerfield Special Situations Fund International Limited is 780 3rd Avenue, 37th Floor, New York, NY 10017.

(4)	Represents 1,399,177 shares owned of record by Enable Growth Partners, L.P., 164,609 shares owned of record by Enable Opportunity Partners, L.P. and 82,305 shares owned of record by Pierce Diversified Strategy Master Fund, LLC Ena. Mitch Levine, in his capacity as the Managing Partner of Enable Growth Partners, L.P., Enable Opportunity Partners, L.P. and Pierce Diversified Strategy Master Fund, LLC Ena has voting and investment control over the shares held by Enable Growth Partners, L.P., Enable Opportunity Partners, L.P. and Pierce Diversified Strategy Master Fund, LLC Ena. Mr. Levine disclaims beneficial ownership of all of such shares. The address of Enable Growth Partners, L.P., Enable Opportunity Partners, L.P. and Pierce Diversified Strategy Master Fund, LLC Ena is One Ferry Building, Suite 255, San Francisco, CA 94111.
(5)	Represents 300,000 shares owned by Xmark Opportunity Fund, L.P. (“Opportunity LP”) and 1,200,000 shares owned by Xmark Opportunity Fund, Ltd. (“Opportunity Ltd.”). The beneficial owner, Xmark

Opportunity Partners, LLC, a Delaware limited liability company (“Opportunity Partners”), is the sole member of the investment manager of Opportunity LP and Opportunity Ltd., and, as such, possesses sole power to vote and direct the disposition of all securities of the Company held by Opportunity LP and Opportunity Ltd. Opportunity Partners’ interest in the securities reported herein is limited to the extent of its pecuniary interest in Opportunity LP and Opportunity Ltd., if any. Mitchell D. Kaye and David C. Cavalier, the Chief Executive Officer and Chief Operating Officer, respectively, of Xmark Capital Partners, LLC, the Managing Member of Opportunity Partners, share voting and investment power with respect to all securities beneficially owned by Opportunity Partners. The address of Opportunity Partners is 301 Tresser Boulevard, Suite 1320, Stamford, CT 06901.

(6)	Represents options to purchase 5,575 shares of Common Stock which are exercisable within 60 days of June 30, 2007.
(7)	Includes options to purchase 5,575 shares of Common Stock which are exercisable within 60 days of June 30, 2007.
(8)	Represents options to purchase 5,575 shares of Common Stock which are exercisable within 60 days of June 30, 2007.
(9)	As described under “Description of Corautus Genetics Inc. and VIA Pharmaceuticals, Inc. Merger Transaction,” Dr. Cohen was appointed President and Chief Executive Officer of the Company on June 5, 2007 following the consummation of the Merger. The share number includes (i) options to purchase 88,283 shares of Common Stock which are exercisable within 60 days of June 30, 2007 and (ii) 37,728 unvested shares acquired upon early exercise of options, which shares are subject to repurchase by the Company upon termination of employment.
(10)	Represents 122,867 shares of Common Stock held of record by the Douglass and Kim Given Revocable Trust, for which Douglass Given serves as trustee.
(11)	Represents options to purchase 5,575 shares of Common Stock which are exercisable within 60 days of June 30, 2007.
(12)	Includes (i) 2,342 shares owned of record by Clique Capital, LLC, for which Mr. Larson serves as Managing Director and (ii) options to purchase 20,957 shares of Common Stock which are exercisable within 60 days of June 30, 2007.
(13)	As described under “Description of Corautus Genetics Inc. and VIA Pharmaceuticals, Inc. Merger Transaction,” Mr. Stewart was appointed Senior Vice President, Chief Financial Officer and Secretary of the Company on June 5, 2007 following the consummation of the Merger. The share number represents 92,930 unvested shares acquired upon early exercise of options, which shares are subject to repurchase by the Company upon termination of employment.
(14)	As described under “Description of Corautus Genetics Inc. and VIA Pharmaceuticals, Inc. Merger Transaction,” Dr. Olukotun was appointed Chief Medical Officer of the Company on June 5, 2007 following the consummation of the Merger. The share number includes options to purchase 45,303 shares of Common Stock which are exercisable within 60 days of June 30, 2007.
(15)	Includes options to purchase 171,265 shares of Common Stock which are exercisable within 60 days of April 30, 2007. This number does not include shares held by our Named Executive Officers, all of whom are no longer executive officers with the Company.
(17)	None of the Company’s Named Executive Officers are current executive officers of the Company.
(16)	Mr. Otto is the former President, Chief Executive Officer and Director of Corautus Genetics Inc. His employment with the Company terminated effective as of December 31, 2006. The share number includes (i) warrants to purchase 2,381 shares of Common Stock exercisable within 60 days of June 30, 2007 and (ii) options to purchase 104,043 shares of Common Stock exercisable within 60 days of June 30, 2007. Mr. Otto’s address is 15 Fairway Drive, Saint Simons Island, GA 31522.
(17)	Mr. Atwood is the former Executive Vice President, Chief Financial Officer, Secretary and Director of Corautus Genetics Inc. His employment with the Company terminated effective as of December 31, 2006. The share number includes (i) warrants to purchase 2,381 shares of Common Stock exercisable within 60 days of June 30, 2007 and (ii) options to purchase 103,395 shares of Common Stock exercisable within 60 days of June 30, 2007. Mr. Atwood’s address is P.O. Box 30303, Sea Island, GA 31561.

(18)	Dr. Chiang is the former Senior Vice President, Chief Scientific Officer of Corautus Genetics Inc. Her employment with the Company terminated effective as of December 31, 2006. The share number includes options to purchase 19,976 shares of Common Stock exercisable within 60 days of June 30, 2007.
(19)	Mr. Callicutt is the former Chief Financial Officer of Corautus Genetics Inc. Mr. Calicutt resigned as Chief Financial Officer of the Company in connection with the consummation of the merger between the Company and privately-held VIA Pharmaceuticals, Inc., which was consummated on June 5, 2007, but remains an employee of the Company. The share number includes options to purchase 13,333 shares of Common Stock exercisable within 60 days of June 30, 2007.
(20)	Mr. Steele is the former Vice President, Business Development of Corautus Genetics Inc. His employment with the Company terminated effective as of November 15, 2006.

Copies of Information Statement

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. We hereby undertake promptly to deliver, upon written or oral request, a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the Information Statement was delivered. In order to request additional copies of this Information Statement or to request delivery of a single copy of this Information Statement if you are receiving multiple copies, please contact us by mail at 750 Battery Street, Suite 330, San Francisco, CA, 94111, Attn: April Wood, or by phone at (415) 283-2215.

By order of the Board of Directors,

Lawrence K. Cohen
President and Chief Executive Officer

San Francisco, CA

                    , 2007

Annex A

EXECUTION VERSION

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of June 29, 2007, by and among VIA Pharmaceuticals, Inc., a Delaware corporation with headquarters located at 750 Battery Street, Suite 330, San Francisco, CA 94111 (the “Company”), and each investor identified on the signature pages hereto (individually, an “Investor” and collectively, the “Investors”).

BACKGROUND

A. The Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

B. Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of the common stock, par value $0.001 per share, of the Company (the “Common Stock”), set forth on such Investor’s signature page to this Agreement (which aggregate amount for all Investors together shall be 10,288,065 shares of Common Stock and shall collectively be referred to herein as the “Common Shares”).

C. Subject to the terms and conditions set forth herein, 1,885,125 shares of Common Stock (the “Initial Shares”) will be issued and sold to the Investors on the First Closing Date (as defined below) for an aggregate purchase price of $4,580,854 (the “Initial Purchase Price”).

D. Subject to the terms and conditions set forth herein, 8,402,940 shares of Common Stock (the “Remaining Shares”) will be issued and sold to the Investors on the Second Closing Date (as defined below) for an aggregate purchase price of $20,419,144 (the “Remaining Purchase Price”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Agent” has the meaning set forth in Section 3.1(l).

“Agreement” has the meaning set forth in the Preamble.

“Best Efforts” means the efforts that a prudent person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved as expeditiously as practical; provided, however, that an obligation to use Best Efforts under this Agreement does not require the Company to dispose of or make any change to its business, expend any material funds or incur any other material burden or liability.

“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York and California are authorized or required by law or other governmental action to close.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Latham & Watkins LLP, counsel to the Company.

“Common Shares” has the meaning set forth in the Preamble.

“Common Stock” has the meaning set forth in the Preamble.

“Contingent Obligation” has the meaning set forth in Section 3.1(aa).

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

“Disclosure Materials” has the meaning set forth in Section 3.1(g).

“Effective Date” means the date that the Registration Statement is first declared effective by the SEC.

“Effectiveness Period” has the meaning set forth in Section 6.1(b).

“8-K Filing” has the meaning set forth in Section 4.5.

“Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, OTC Bulletin Board or a non-NASDAQ over-the-counter market, such as the “pink sheets.”

“Environmental Laws” has the meaning set forth in Section 3.1(dd).

“Event” has the meaning set forth in Section 6.1(d).

“Event Payments” has the meaning set forth in Section 6.1(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Events” has the meaning set forth in Section 6.1(d)(iii).

“Excluded Investors” means Bay City Capital LLC and its Affiliates.

“Filing Deadline” means the date that is sixty (60) days after the First Closing Date or, if such date is not a Business Day, the next date that is a Business Day.

“First Closing” has the meaning set forth in Section 2.1(a).

“First Closing Date” has the meaning set forth in Section 2.1(a).

“GAAP” has the meaning set forth in Section 3.1(g).

“Hazardous Materials” has the meaning set forth in Section 3.1(dd).

“Indebtedness” has the meaning set forth in Section 3.1(aa).

“Indemnified Party” has the meaning set forth in Section 6.4(c).

“Indemnifying Party” has the meaning set forth in Section 6.4(c).

“Initial Purchase Price” has the meaning set forth in the Preamble.

“Initial Shares” has the meaning set forth in the Preamble.

“Intellectual Property Rights” has the meaning set forth in Section 3.1(t).

“Investor” has the meaning set forth in the Preamble.

“Knowledge of the Company” means the actual knowledge of James G. Stewart and Lawrence K. Cohen, without the obligation to perform any inquiry.

“Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable attorneys’ fees.

“Material Adverse Effect” means (i) a material adverse effect on the results of operations, assets, prospects, business or financial condition of the Company and the Subsidiaries taken as a whole on a consolidated basis or (ii) material and adverse impairment of the Company’s ability to perform its obligations under any of the Transaction Documents, provided, that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) a change in the market price or trading volume of the Common Stock, (ii) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a disproportionate effect on the Company and its Subsidiaries taken as a whole or (iii) in the event the Company’s Common Stock is not listed or quoted on a Trading Market.

“Material Permits” has the meaning set forth in Section 3.1(v).

“Options” means any outstanding rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Person” has the meaning set forth in Section 3.1(aa).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, a partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Common Shares issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Regulation D” has the meaning set forth in the Preamble.

“Required Effectiveness Date” means (i) if the Registration Statement does not become subject to review by the SEC, the date which is the earliest of (a) ninety (90) days after the First Closing Date or (b) five (5) Trading Days after the Company receives notification from the SEC that such Registration Statement will not become subject to review, or (ii) if the Registration Statement is reviewed by the SEC, the date which is the earliest of (a) one hundred and twenty (120) days after the First Closing Date or (b) five (5) Trading Days after the Company receives notification from the SEC that the SEC has no further comment to such Registration Statement.

“Remaining Purchase Price” has the meaning set forth in the Preamble.

“Remaining Shares” has the meaning set forth in the Preamble.

“Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” has the meaning set forth in the Preamble.

“SEC Reports” has the meaning set forth in Section 3.1(g).

“Second Closing” has the meaning set forth in Section 2.1(b).

“Second Closing Date” has the meaning set forth in Section 2.1(b).

“Securities Act” has the meaning set forth in the Preamble.

“Shares” means shares of the Company’s Common Stock.

“Short Sales” has the meaning set forth in Section 3.2(d).

“Stockholder Approval Condition” has the meaning set forth in Section 5.3.

“Stockholder Approval Termination Date” has the meaning set forth in Section 4.7.

“Subsidiary” has the meaning set forth in Section 3.1(a).

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed or quoted on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, OTC Bulletin

Board or a non-NASDAQ over-the-counter market, such as the “pink sheets” on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction” has the meaning set forth in Section 3.2(d).

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, and the Transfer Agent Instructions.

“Transfer Agent” means U.S. Stock Transfer Corporation, or any successor transfer agent for the Company.

“Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit D, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

ARTICLE II

PURCHASE AND SALE

2.1 Purchase and Sale of Stock. Subject to the terms and conditions of this Agreement, each Investor, severally and not jointly, agrees to purchase at the First Closing (as hereinafter defined), and the Company agrees to sell and issue to each of the Investors at the First Closing, such number of Initial Shares set forth on such Investor’s signature page to this Agreement. In addition, each Investor, severally and not jointly, agrees to purchase at the Second Closing (as hereinafter defined), contingent solely upon the Stockholder Approval (as hereinafter defined), and the Company agrees to sell and issue to each Investor at the Second Closing, the Remaining Shares set forth on such Investor’s signature page to this Agreement.

(a) First Closing. The first closing of the purchase and sale of the Initial Shares (the “First Closing”) shall be held at the offices of the Company’s Counsel, on June 29, 2007 at 11:00 a.m., New York Time, or at such other time and place upon which the Company and Investors shall agree (the “First Closing Date”). Upon the written request of an Investor to the Company’s chief financial officer at least two days prior to the First Closing Date, the Company shall provide a copy of the common stock certificate to be issued to such Investor in connection with the First Closing.

(b) Second Closing. The second closing of the purchase and sale of the Remaining Shares (the “Second Closing”) shall be held at the offices of the Company’s Counsel, no later than three Trading Days following the satisfaction of the Stockholder Approval Condition (as hereinafter defined) (the “Second Closing Date”). Upon the written request of an Investor to the Company’s chief financial officer at least two days prior to the Second Closing Date, the Company shall provide a copy of the common stock certificate to be issued to such Investor in connection with the Second Closing.

2.2 First Closing Deliveries.

(a) At the First Closing, the Company shall deliver or cause to be delivered to each Investor the following:

(i) a copy of the Company’s irrevocable instructions to the Transfer Agent, acknowledged by the Transfer Agent, instructing the Transfer Agent to deliver, on an expedited basis, one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing such number of Initial Shares set forth on such Investor’s signature page to this Agreement, registered in the name of such Investor;

(ii) a legal opinion of Company Counsel, in the form of Exhibit B, executed by such counsel and delivered to the Investors;

(iv) a certificate of the Secretary of the Company, dated as of the First Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Common Shares, (b) certifying the current versions of the certificate of incorporation, as amended and by-laws of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company; and

(v) a certificate of the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the First Closing Date, certifying to the fulfillment of the conditions specified in Section 5.1(a) and (b).

(b) At the First Closing, each Investor shall deliver or cause to be delivered to the Company:

(i) the Initial Purchase Price set forth on such Investor’s signature page to this Agreement in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose; and

(ii) Exhibits A-1, A-2 and A-3 pursuant to the instructions set forth on Exhibit A.

2.3 Second Closing Deliveries.

(a) At the Second Closing, the Company shall deliver or cause to be delivered to each Investor the following:

(i) a copy of the Company’s irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing such number of Remaining Shares set forth on such Investor’s signature page to this Agreement, registered in the name of such Investor; and

(ii) duly executed Transfer Agent Instructions acknowledged by the Company’s transfer agent.

(b) At the Second Closing, each Investor shall deliver or cause to be delivered to the Company:

(i) the Remaining Purchase Price set forth on such Investor’s signature page to this Agreement in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose; and

(ii) Exhibits A-1, A-2 and A-3 pursuant to the instructions set forth on Exhibit A to the extent that the information provided by the Investor in any of Exhibits A-1, A-2 or A-3 pursuant to Section 2.2(b)(ii) is no longer correct.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors as follows (which representations and warranties shall be deemed to apply, where appropriate, to each Subsidiary of the Company); provided, however, that to the extent that any representations or warranties below relate to the historic activities or operations of Corautus Genetics Inc. prior to June 5, 2007, such representations and warranties are made to the Knowledge of the Company:

(a) Subsidiaries. The Company has no direct or indirect subsidiaries other than Vascular Genetics, Inc., a Delaware corporation, and VIA Pharma UK Limited, a private limited company incorporated and existing under the laws of England and Wales (each, a “Subsidiary”). The Company owns or controls, directly or indirectly, the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien. All issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b) Organization and Qualification. The Company and each Subsidiary is each duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(c) Authorization; Enforcement. The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including, assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or any Subsidiary are bound or affected, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.

(e) The Common Shares. The Common Shares to be sold hereby are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents at the First Closing or Second Closing, as applicable, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and will not be subject to preemptive or similar rights of stockholders (other than those imposed by the Investors).

(f) Capitalization. The aggregate number of shares and type of all issued and outstanding classes of capital stock, Options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) as of June 19, 2007, is set forth in Schedule 3.1(f) hereto. All issued and outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws. Except as disclosed in Schedule 3.1(f) hereto, as of June 19, 2007, the Company did not have outstanding any other Options, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or entered into any agreement giving any Person any right to subscribe for or acquire, any shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth on Schedule 3.1(f) hereto, and except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security issued and outstanding by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Common Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities. To the Knowledge of the Company, except as disclosed in the SEC Reports and any Schedules 13D or 13G filed with the SEC pursuant to Rule 13d-1 of the Exchange Act by reporting persons or in Schedule 3.1(f) hereto, as of the date hereof no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock.

(g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension and has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof. Such reports required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by the Company under the Exchange Act, whether or not any such reports were required being collectively referred to herein as the “SEC Reports” and, together with this Agreement and the Schedules to this Agreement, the “Disclosure Materials”. As of their respective dates (or, if amended or superseded by a filing prior to the First Closing Date, then on the date of such filing), the SEC Reports filed by the Company complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the First Closing Date, then on the date of such filing) by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the

SEC with respect thereto as in effect at the time of filing (or, if amended or superseded by a filing prior to the First Closing Date, then on the date of such filing). Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.

(h) Material Changes; Undisclosed Events, Liabilities or Developments; Solvency. Since June 5, 2007, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or changed its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. Based on the financial condition of the Company as of the First Closing, after giving effect to transactions contemplated hereby to occur at the First Closing, the Company reasonably expects to have sufficient cash on hand to pay all of its currently foreseeable expenses for the next 12 months.

(i) Absence of Litigation. Except as disclosed in the SEC Reports, there is no action, suit, claim, or Proceeding, or, to the Knowledge of the Company, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Knowledge of the Company, threatened against or affecting the Company or any Subsidiary that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(j) Compliance. Except as would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect, (i) neither the Company nor any Subsidiary is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) neither the Company nor any Subsidiary is in violation of any order of any court, arbitrator or governmental body, or (iii) neither the Company nor any Subsidiary is or has been in violation of any statute, rule or regulation of any governmental authority.

(k) Title to Assets. Neither the Company nor any Subsidiary owns real property. The Company and each Subsidiary has good and marketable title in all personal property owned by them that is material to the business of the Company and each Subsidiary, in each case free and clear of all Liens, except for Liens that do not, individually or in the aggregate, have or result in a Material Adverse Effect. Any real property and facilities held under lease by the Company or any Subsidiary is held by it under valid, subsisting and enforceable leases of which the Company and each Subsidiary is in material compliance.

(l) No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Common Shares. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commission (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the issuance of the Common Shares pursuant to this Agreement. The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any such claim for fees arising out of the issuance of the Common Shares pursuant to this Agreement. The Company acknowledges that is has engaged Lazard Freres & Co. LLC as its lead placement agent (together with any co-placement agent, the “Agent”) in connection with the sale of the Common Shares. Other than the Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Common Shares.

(m) Private Placement; Investment Company. Neither the Company nor any of its Affiliates nor, any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Common Shares as contemplated hereby or (ii) cause the offering of the Common Shares pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Common Shares by the Company to the Investors as contemplated hereby. The sale and issuance of the Common Shares hereunder does not contravene the rules and regulations of any Trading Market on which the Common Stock is listed or quoted. The Company is not required to be registered as, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(n) Form S-3 Eligibility. As of the date hereof, the Company is eligible to register the Common Shares for resale by the Investors using Form S-3 promulgated under the Securities Act.

(o) Listing and Maintenance Requirements. Except as disclosed in SEC Reports, the Company has not, in the twelve months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

(p) Registration Rights. Except as described in Schedule 3.1(p), the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not expired or been satisfied or waived.

(q) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is applicable to any of the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Common Shares and the Investors’ ownership of the Common Shares.

(r) Disclosure. The Company confirms that neither it nor any officers, directors or Affiliates, has provided any of the Investors (other than Excluded Investors) or their agents or counsel with any information that constitutes material, nonpublic information (other than the existence and terms of the Transaction Documents and the issuance of Common Shares, as contemplated by this Agreement, and any information to be disclosed at or before 9:00 a.m., New York time on the first Trading Day following execution of this Agreement by the Company via press release pursuant to Section 4.5 herein). The Company understands and confirms that each of the Investors will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided by the Company to the Investors regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement furnished by or on behalf of the Company, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Knowledge of the Company, except for the transactions contemplated by this Agreement, as of the date hereof no event or circumstance has occurred or information exists with respect to the Company or any Subsidiary or their businesses, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed or will be disclosed at or before 9:00 a.m., New York time on the first Trading Day following execution of this Agreement by the Company via press release pursuant to Section 4.5 herein. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those set forth in the Transaction Documents.

(s) Acknowledgment Regarding Investors’ Purchase of Common Shares. The Company further acknowledges that no Investor (other than Excluded Investors) is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor (other than Excluded Investors) or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investors’ purchase of the Common Shares. The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its advisors and representatives.

(t) Patents and Trademarks. The Company and each Subsidiary owns, or possesses adequate rights or licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted. Except as disclosed in the Disclosure Materials, none of the Company’s or any Subsidiary’s Intellectual Property Rights have expired or terminated, or are expected to expire or terminate within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or any Subsidiary of Intellectual Property Rights of others. Except as disclosed in the SEC Reports, there is no claim, action or Proceeding being made or brought, or to the Knowledge of the Company, being threatened, against the Company or any Subsidiary regarding its Intellectual Property Rights.

(u) Insurance. The Company and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and locations in which the Company and each Subsidiary is engaged.

(v) Regulatory Permits. The Company and each Subsidiary possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted and described in the SEC Reports (“Material Permits”), except where the failure to possess such permits does not, individually or in the aggregate, have or is not reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit.

(w) Transactions With Affiliates and Employees. Except as set forth or incorporated by reference in the Company’s SEC Reports, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company that would be required to be reported on Form 10-K by Item 12 thereof pursuant to Regulation S-K Item 404(a) (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the Knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

(x) Internal Accounting Controls. The Company maintains a system of internal accounting controls that is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(y) Sarbanes-Oxley Act. The Company is in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

(z) Foreign Corrupt Practices. Neither the Company nor any Subsidiary nor, to the Knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any Subsidiary has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political parties or campaigns from corporate funds; (iii) violated or is in violation in any material respect of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(aa) Indebtedness. Except as disclosed in the SEC Reports, neither the Company nor any Subsidiary (i) has any outstanding Indebtedness (as defined below), (ii) is in violation of any term of or is in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, and (iii) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, Lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent

Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other legal entity.

(bb) Employee Relations. Neither the Company nor any Subsidiary is a party to any collective bargaining agreement or employs any member of a union. The Company believes that its relations with its employees are as disclosed in the SEC Reports. Except as disclosed in the SEC Reports, during the period covered by the SEC Reports, no executive officer of the Company or any Subsidiary has notified the Company or any Subsidiary that such officer intends to leave the Company or a Subsidiary, as applicable, or otherwise terminate such officer’s employment with the Company or a Subsidiary, as applicable. To the Knowledge of the Company or any Subsidiary, no executive officer of the Company or any Subsidiary is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters.

(cc) Labor Matters. The Company and each Subsidiary is in compliance in all material respects with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(dd) Environmental Laws. The Company and each Subsidiary (i) is in compliance in all material respects with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is in compliance in all material respects with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ee) Subsidiary Rights. The Company has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(ff) Tax Status. The Company and each Subsidiary (i) has made or filed all foreign, federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

3.2 Representations and Warranties of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company as follows:

(a) Organization; Authority. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Investor of the Common Shares hereunder has been duly authorized by all necessary corporate, partnership or other action on the part of such Investor. This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Public Sale or Distribution. Such Investor is acquiring the Common Shares in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of the Common Shares to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Common Shares for any minimum or other specific term and reserves the right to dispose of the Common Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(c) Investor Status. At the time such Investor was offered the Common Shares, it was, and at the date it acquires any Common Shares hereunder it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the NASD, Inc. or an entity engaged in the business of being a broker dealer. Except as otherwise disclosed in writing to the Company on Exhibit A-2 (attached hereto), such Investor is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of the NASD, Inc. or an entity engaged in the business of being a broker dealer.

(d) Prohibited Transactions; Confidentiality. Except as disclosed in SEC Reports, no Investor, directly or indirectly, and no Person acting on behalf of or pursuant to any understanding with any Investor, has engaged in any purchases or sales in the securities, including derivatives, of the Company (including, without limitation, any Short Sales (a “Transaction”) involving any of the Company’s securities) since the time that such Investor was first contacted by the Company, the Agent or any other Person regarding an investment in the Company. Such Investor covenants that it will not (and its affiliates acting on its behalf or pursuant to any understanding with it will not) engage in or effect, directly or indirectly, any transactions in any securities of the Company (including, without limitation, any Short Sales, “locking-up” borrow or hedging activities involving the Company’s securities) during the period commencing on the date hereof and ending on the date the transactions contemplated by this Agreement are disclosed. Furthermore, Investor will not use any of the restricted Common Shares acquired pursuant to this Agreement to cover any Short Sales in the Common Stock of the Company if doing so would be in violation of applicable securities laws in the holding and sale of the Common Shares. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

(e) General Solicitation. Such Investor is not purchasing the Common Shares as a result of any advertisement, article, notice or other communication regarding the Common Shares published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar at which such Investor was present.

(f) Experience of Such Investor. Such Investor, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common Shares, and has so evaluated the merits and risks of such investment. Such Investor understands that it must bear the economic risk of this investment in the Common Shares indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(g) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Common Shares and the merits and risks of investing in the Common Shares; (ii) access to information (other than material non-public information) about the Company and each Subsidiary and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, including, without limitation, the Agent, except for the statements, representations, and warranties made by the Company and contained in Section 3.1 of this Agreement. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents. Such Investor acknowledges receipt of copies of the SEC Reports.

(h) No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Shares or the fairness or suitability of the investment in the Common Shares nor have such authorities passed upon or endorsed the merits of the offering of the Common Shares.

(i) No Conflicts. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby.

(j) Restricted Securities. The Investors understand that the Common Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

(k) Legends. It is understood that, except as provided in Section 4.1(b) of this Agreement, certificates evidencing such Common Shares may bear the legend set forth in Section 4.1(b).

(l) No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Common Shares constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Common Shares. Such Investor understands that the Agent has acted solely as the agent of the Company in this placement of the Common Shares, and that the Agent makes no representation or warranty with regard to the merits of this transaction or as to the accuracy of any information such Investor may have received in connection therewith. Such Investor acknowledges that he has not relied on any information or advice furnished by or on behalf of the Agent.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Investors covenant that the Common Shares will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Common Shares other than pursuant to an effective registration statement or to the Company, or pursuant to Rule 144(k), the Company may require the transferor to provide to the Company an opinion of outside legal counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, except to the extent that the transfer agent requests such legal opinion, any transfer of Common Shares by an Investor to an Affiliate of such Investor, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Common Shares.

(b) The Investors agree to the imprinting, until no longer required by this Section 4.1(b), of the following legend on any certificate evidencing any of the Common Shares:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Certificates evidencing the Common Shares shall not be required to contain such legend or any other legend (i) while a registration statement (including the Registration Statement) covering the resale of the Common Shares is effective under the Securities Act, (ii) following any sale of such Common Shares pursuant to Rule 144 if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Common Shares can be sold under Rule 144, (iii) if the Common Shares are eligible for sale under Rule 144(k), or (iv) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC). The Company shall cause its counsel to issue the written confirmation included in the Transfer Agent Instructions to the

Transfer Agent on the Effective Date. Following the Effective Date, and provided the registration statement referred to in clause (i) above is then in effect, or at such earlier time as a legend is no longer required for certain Common Shares, the Company will no later than three Trading Days following the delivery by an Investor to the Company or the Transfer Agent (if delivery is made to the Transfer Agent a copy shall be contemporaneously delivered to the Company) of (i) a legended certificate representing such Common Shares (and, in the case of a requested transfer, endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect transfer), and (ii) an opinion of counsel to the extent required by Section 4.1(a), deliver or cause to be delivered to such Investor a certificate representing such Common Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section.

If within three Trading Days after receipt by the Company or its Transfer Agent of a legended certificate and the other documents as specified in Clauses (i) and (ii) of the paragraph immediately above, the Company shall fail to cause to be issued and delivered to such Investor a certificate representing such Common Shares that is free from all restrictive and other legends, and if on or after such Trading Day the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of shares of Common Stock that the Investor anticipated receiving from the Company without any restrictive legend (the “Covering Shares”), then the Company shall, within three Trading Days after the Investor’s request, pay cash to the Investor in an amount equal to the excess (if any) of the Investor’s total purchase price (including brokerage commissions, if any) for the Covering Shares, over the product of (A) the number of Covering Shares, times (B) the closing bid price on the date of delivery of such certificate and the other documents as specified in Clauses (i) and (ii) of the paragraph immediately above.

(c) The Company will not object to and shall permit (except as prohibited by law) an Investor to pledge or grant a security interest in some or all of the Common Shares in connection with a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Common Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement, and if required under the terms of such arrangement, the Company will not object to and shall permit (except as prohibited by law) such Investor to transfer pledged or secured Common Shares to the pledgees or secured parties. Except as required by law, such a pledge or transfer would not be subject to approval of the Company, no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith (but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge), and no notice shall be required of such pledge. Each Investor acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Common Shares or for any agreement, understanding or arrangement between any Investor and its pledgee or secured party. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Common Shares may reasonably request in connection with a pledge or transfer of the Common Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder. Provided that the Company is in compliance with the terms of this Section 4.1(c), the Company’s indemnification obligations pursuant to Section 6.4 shall not extend to any Proceeding or Losses arising out of or related to this Section 4.1(c).

4.2 Furnishing of Information. Until the date that any Investor owning Common Shares may sell all of them under Rule 144(k) of the Securities Act (or any successor provision), the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. The Company further covenants that it will take such further action as any holder of Common Shares may reasonably request to satisfy the provisions of this Section 4.2.

4.3 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security

(as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Common Shares in a manner that would require the registration under the Securities Act of the sale of the Common Shares to the Investors or that would be integrated with the offer or sale of the Common Shares for purposes of the rules and regulations of any Trading Market.

4.4 Reservation of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations to issue such Common Shares under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations to issue such Common Shares under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

4.5 Securities Laws Disclosure; Publicity. The Company shall, at or before 9:00 a.m., New York time, on the first Business Day following execution of this Agreement, and by 9:00 a.m. New York time on the Business Day following each of the First Closing Date and Second Closing Date, issue a press release disclosing all material terms of the transactions contemplated hereby. On the Business Day following each of the First Closing Date and the Second Closing Date, the Company shall file a Current Report on Form 8-K with the SEC (the “8-K Filing”) describing the terms of the transactions contemplated by this Agreement with respect to the First Closing and Second Closing, as applicable, and including as an exhibit to such 8-K Filing this Agreement (excluding the schedules) in the form required by the Exchange Act; provided, however, that if the First Closing Date or Second Closing Date is not a Business Day, the Company shall not be required to make the 8-K Filing until the first Business Day after the First Closing Date or Second Closing Date, as applicable. Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Investors promptly after filing. Except as herein provided, neither the Company nor any Subsidiary shall publicly disclose the name of any Investor, or include the name of any Investor in any press release without the prior written consent of such Investor (which consent shall not be unreasonably withheld or delayed), unless otherwise required by law, regulatory authority or Trading Market. Neither the Company nor any Subsidiary shall, nor shall any of their respective officers, directors, employees and agents, provide any Investor with any material nonpublic information regarding the Company or any Subsidiary from and after the issuance of the above referenced press release without the express written consent of such Investor.

4.6 Use of Proceeds. The Company intends to use the net proceeds from the sale of the Common Shares for working capital and general corporate purposes. The Company also may use a portion of the net proceeds, currently intended for general corporate purposes, to acquire or invest in technologies, products or services that complement its business, although the Company has no present plans or commitments and is not currently engaged in any material negotiations with respect to these types of transactions. Pending these uses, the Company intends to invest the net proceeds from this offering in short-term, interest-bearing, investment-grade securities, or as otherwise pursuant to the Company’s customary investment policies.

4.7 Stockholder Approval Event. On or prior to the fifteenth (15th) day following the First Closing Date, the Company shall prepare and file with the SEC either (i) a proxy statement pursuant to Section 14(a) of the Exchange Act or (ii) an information statement pursuant to Section 14(c) of the Exchange Act. The Company shall satisfy the Stockholder Approval Condition within forty-five (45) days of the First Closing Date (the “Stockholder Approval Termination Date”). The Stockholder Approval Termination Date may be extended by the Company without notice to the Investors for up to an additional thirty (30) days.

4.8 Additional Issuance or Sale of Securities. The Company shall not, from the date hereof until the date that is sixty (60) days after the Effective Date, issue or sell any of its equity securities, other than pursuant to an employee benefit plan or as compensation to consultants or independent contractors.

ARTICLE V

CONDITIONS PRECEDENT TO FIRST CLOSING AND SECOND CLOSING

5.1 Conditions Precedent to the Obligations of the Investors at the First Closing. The obligation of each Investor to acquire the Initial Shares at the First Closing is subject to the satisfaction or waiver by such Investor, at or before the First Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the First Closing as though made on and as of such date; provided, however, that those representations and warranties qualified by materiality shall be true and correct in all respects as of the date when made and as of the First Closing as though made on and as of such date.

(b) Performance. The Company and each other Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the First Closing.

(c) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the SEC at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market.

(d) Absence of Litigation. No action, suit or Proceeding by or before any court or any governmental body or authority, against the Company or any Subsidiary or pertaining to the transactions contemplated by this Agreement or their consummation, shall have been instituted on or before the First Closing Date, which action, suit or Proceeding would reasonably be expected to have a Material Adverse Effect.

5.2 Conditions Precedent to the Obligations of the Company at the First Closing. The obligation of the Company to sell the Initial Shares at the First Closing is subject to the satisfaction or waiver by the Company, at or before the First Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of each Investor contained herein shall be true and correct in all material respects as of the date when made and as of the First Closing Date as though made on and as of such date; and

(b) Performance. Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Investor at or prior to the First Closing.

(c) Absence of Litigation. No action, suit or Proceeding by or before any court or any governmental body or authority pertaining to the transactions contemplated by this Agreement or their consummation, shall have been instituted on or before the First Closing Date, which action, suit or Proceeding would reasonably be expected to have a Material Adverse Effect.

5.3 Conditions to the Second Closing. The obligations of each Investor to accept delivery of and to make payments for, and the Company’s obligation to sell and issue, the Remaining Shares are subject to the Company’s receipt and effectiveness of stockholder approval for the issuance of the Remaining Shares as may be required pursuant to the rules and regulations of the Nasdaq Stock Market, the SEC or otherwise (the “Stockholder Approval Condition”). Upon the satisfaction of the foregoing condition, the Company will issue to the Investors the Remaining Shares and each Investor shall deliver, or cause to be delivered, to the Company, in accordance with the terms of this Agreement, the purchase price for such Remaining Shares set forth on such Investor’s signature page to this Agreement in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose.

ARTICLE VI

REGISTRATION RIGHTS

6.1 Registration Statement.

(a) As promptly as possible, and in any event no later than the Filing Deadline, the Company shall prepare and file with the SEC a Registration Statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. Such Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act) and shall contain (except if otherwise directed by the Investors or requested by the SEC) the “Plan of Distribution” in substantially the form attached hereto as Exhibit C.

(b) Notwithstanding anything contained herein to the contrary, in the event that the SEC limits the amount of Registrable Securities that may be included and sold by Investors in the Registration Statement pursuant to Rule 415, or any other basis, the Company may reduce the number of Registrable Securities included in the Registration Statement on behalf of the Investors (in case of an exclusion as to a portion of such Registrable Securities, such portion to be allocated pro rata among such Investors in proportion to the respective numbers of Registrable Securities requested to be registered by each such Investor over the total amount of Registrable Securities). The Company will then use its best efforts at the first opportunity that is permitted by the Commission, but in no event later than the later of sixty (60) calendar days from the date substantially all of the Registrable Securities registered under the Registration Statement have been sold by the Buyers or six (6) months from the date the Registration Statement was declared effective, to register for resale the Registrable Securities that have been excluded from being registered. In such event the Company shall give the Investors prompt notice of the number of the Registrable Securities excluded and the Company will not be liable for any Event Payments in connection with the excluded Registrable Securities.

(c) The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until the earlier of the date that all Common Shares covered by such Registration Statement have been sold or can be sold publicly under Rule 144(k) (the “Effectiveness Period”); provided that, upon notification by the SEC that a Registration Statement will not be reviewed or is no longer subject to further review and comments, the Company shall request acceleration of such Registration Statement within five (5) Trading Days after receipt of such notice and request that it become effective on 4:00 p.m. New York City time on the Effective Date and file a prospectus supplement for any Registration Statement, whether or not required under Rule 424 (or otherwise), by 9:00 a.m. New York City time the day after the Effective Date.

(d) The Company shall notify the Investors in writing promptly (and in any event within two Trading Days) after receiving notification from the SEC that the Registration Statement has been declared effective.

(e) Should an Event (as defined below) occur, then upon the occurrence of such Event, and on every monthly anniversary thereof until the applicable Event is cured, the Company shall pay to each Investor an amount in cash, as liquidated damages and not as a penalty, equal to one and a half percent (1.5%) of (i) the number of Common Shares which are the subject of such Event and are held by such Investor as of the date of such Event, multiplied by (ii) the purchase price paid by such Investor for such Common Shares then held; provided, however, that the total amount of payments pursuant to this Section 6.1(d) shall not exceed, when aggregated with all such payments paid to all Investors, eighteen percent (18%) of the aggregate purchase price of the Common Shares purchased pursuant to this Agreement. The payments to which an Investor shall be entitled pursuant to this Section 6.1(d) are referred to herein as “Event Payments.” Any Event Payments payable pursuant to the terms hereof shall apply on a pro rated basis for any portion of a month prior to the cure of an Event. In the event the Company fails to make Event Payments in a timely manner, such Event Payments shall bear interest at the rate of one percent (1.0%) per month (prorated for partial months) until paid in full. All pro rated calculations made pursuant to this paragraph shall be based upon the actual number of days in such pro rated month. Notwithstanding the foregoing, the maximum payment to an Investor associated with all Events in the aggregate shall not exceed (i) in any 30-day period, an aggregate of one and a half percent (1.5%) of the purchase price paid by such Investor for its Common Shares then held (plus interest accrued thereon, if applicable) and (ii) eighteen percent (18.0%) of the purchase paid by such Investor for its Common Shares then held.

For such purposes, each of the following shall constitute an “Event”:

(i) the Registration Statement is not filed on or prior to the Filing Deadline;

(ii) the Registration Statement is not declared effective on or prior to the Required Effectiveness Date;

(iii) except as provided for in Section 6.1(e) (the “Excluded Events”), after the Effectiveness Date and during the Effectiveness Period, an Investor is not permitted to sell Registrable Securities under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason (other than the fault of such Investor) for five (5) or more Trading Days (whether or not consecutive);

(iv) except as a result of the Excluded Events, the Common Stock is not listed or quoted, or is suspended from trading, on an Eligible Market for a period of three Trading Days (which need not be consecutive Trading Days) during the Effectiveness Period;

(v) with respect to an Investor, the Company fails for any reason to deliver a certificate evidencing the Initial Shares, with respect to the Initial Closing and the Remaining Shares with respect to the Second Closing, as applicable, to such Investor within five Trading Days after delivery of such certificate is required pursuant to any Transaction Document; or

(vi) during the applicable Effectiveness Period, except as a result of the Excluded Events, the Company fails to have any Shares listed or quoted on an Eligible Market.

(f) Notwithstanding anything in this Agreement to the contrary, after 60 consecutive Trading Days of continuous effectiveness of the initial Registration Statement filed and declared effective pursuant to this Agreement, the Company may, by written notice to the Investors, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Investors immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company is engaged in a material merger, acquisition or sale and the Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such activity, (A) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a Registration Statement at such time or (B) it is in the best interests of the Company to suspend sales under such registration at such time. Upon receipt of such notice, each Investor shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Investor is advised in writing by the Company that the current Prospectus or amended Prospectus, as applicable, may be used. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company’s Board of Directors) the failure to require such suspension would be materially detrimental to the Company. The Company’s rights under this Section 6(e) may be exercised for a period of no more than 20 Trading Days at a time and not more than three times in any twelve-month period, without such suspension being considered as part of an Event Payment determination. Immediately after the end of any suspension period under this Section 6(e), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Investors to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

(g) The Company shall not, from the date hereof until the Effective Date of the Registration Statement, prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than any registration statement or post-effective amendment to a registration statement (or supplement thereto) relating to the Company’s employee benefit plans registered on Form S-8.

6.2 Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish via email to those Investors who have supplied the Company with email addresses copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review of such Investors. The Company shall reflect in each such document when so filed with the SEC such comments regarding the Investors and the plan of distribution as the Investors may reasonably and promptly propose no later than two Trading Days after the Investors have been so furnished with copies of such documents as aforesaid.

(b) (i) Subject to Section 6.1(e), prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible (except to the extent that the Company reasonably requires additional time to respond to accounting comments), to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Investors as promptly as reasonably possible, and (if requested by the Investors) confirm such notice in writing no later than two Trading Days thereafter, of any of the following events: (i) the SEC notifies the Company whether there will be a “review” of any Registration Statement; (ii) the SEC comments in writing on any Registration Statement; (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the SEC or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Use its commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(e) If requested by an Investor, provide such Investor without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.

(f) Promptly deliver to each Investor, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(g) (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Common Shares to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to each Investor evidence of such listing; and (iv) except as a result of the Excluded Events, during the Effectiveness Period, use its commercially reasonably efforts to maintain the listing of such Common Shares on each such Trading Market or another Eligible Market.

(h) Prior to any public offering of Registrable Securities, use its Best Efforts to register or qualify or cooperate with the selling Investors in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(i) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as any such Investors may reasonably request.

(j) Upon the occurrence of any event described in Section 6.2(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) Cooperate with any reasonable due diligence investigation undertaken by the Investors in connection with the sale of Registrable Securities, including, without limitation, by making available documents and information; provided that the Company will not deliver or make available to any Investor material, nonpublic information unless such Investor requests in advance in writing to receive material, nonpublic information and agrees to keep such information confidential.

(l) Comply with all rules and regulations of the SEC applicable to the registration of the Common Shares.

(m) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of any particular Investor or to make any Event Payments set forth in Section 6.1(e) to such Investor that such Investor furnish to the Company the information specified in Exhibits A-1, A-2 and A-3 hereto and such other information regarding itself, the Registrable Securities and other shares of Common Stock held by it and the intended method of disposition of the Registrable Securities held by it (if different from the Plan of Distribution set forth on Exhibit C hereto) as shall be reasonably required to effect the registration of such Registrable Securities and shall complete and execute such documents in connection with such registration as the Company may reasonably request.

(n) The Company shall comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

6.3 Registration Expenses. The Company shall pay all fees and expenses incident to the performance of or compliance with Article VI of this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market.

6.4 Indemnification

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Investor, the officers, directors, partners, members, agents and employees of each of them, each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), as incurred, arising out of or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (iii) any cause of action, suit or claim brought or made against such Indemnified Party (as defined in Section 6.4(c) below) by a third party (including for these purposes a derivative action brought on behalf of the Company), arising out of or resulting from (x) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (y) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Common Shares, or (z) the status of Indemnified Party as holder of the Common Shares (unless, and only to the extent that, such action, suit or claim is based, including in part, upon a breach of such Investor’s representations, warranties or covenants under the Transaction Documents or any conduct by such Investor that constitutes a violation of law, fraud, gross negligence or willful misconduct) or (iv) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of Company prospectus or in any amendment or supplement thereto or in any Company preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Investor in writing expressly for use in the Registration Statement, or (B) with respect to any prospectus, if the untrue statement or omission of material fact contained in such prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company to the Investor, and the Investor seeking indemnity hereunder was advised in writing not to use the incorrect prospectus prior to the use giving rise to Losses.

(b) Indemnification by Investors. Each Investor shall, severally and not jointly, indemnify and hold harmless the Company and its directors, officers, agents and employees to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, but only to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Investor furnished to the Company by such Investor in writing expressly for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement (it being understood that the information provided by the Investor to the Company in Exhibits A-1, A-2 and A-3 and the Plan of Distribution set forth on Exhibit C, as the same may be modified by such Investor and other information provided by the Investor to the Company in or pursuant to the Transaction Documents constitutes information reviewed and expressly approved by such Investor in writing expressly for use in the Registration Statement), such Prospectus or such form of prospectus or in any amendment or supplement thereto. In no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of separate counsel shall be at the expense of the Indemnifying Party). It shall be understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding (including separate Proceedings that have been or will be consolidated before a single judge) be liable for the fees and expenses of more than one separate firm of attorneys at any time for all

Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty (20) Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification under Section 6.4(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding exceed the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.5 Dispositions. Each Investor agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell its Registrable Securities in accordance with the Plan of Distribution set forth in the Prospectus. Each Investor further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(v), (vi) or (vii), such Investor will discontinue disposition of such Registrable Securities under the Registration Statement until such Investor is advised in writing by the Company that the use of the Prospectus, or amended Prospectus, as applicable, may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. Each Investor, severally and not jointly with the other Investors, agrees that the removal of the restrictive legend from certificates representing Common Shares as set forth in Section 4.1 is predicated upon the Company’s reliance that the Investor will comply with the provisions of this subsection. Both the Company and the Transfer Agent, and their respective directors, officers, employees and agents, may rely on this subsection.

6.6 No Piggyback on Registrations. Except as described in Schedule 6.6, neither the Company nor any of its security holders (other than the Investors in such capacity pursuant hereto and the Excluded Investors) may include securities of the Company in the Registration Statement other than the Registrable Securities.

6.7 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Investor not then eligible to sell all of their Registrable Securities under Rule 144 in a three-month period, written notice of such determination and if, within ten days after receipt of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Investor requests to be registered. Notwithstanding the foregoing, in the event that, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit; provided, however, that (i) the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not contractually entitled to inclusion of such securities in such Registration Statement or are not contractually entitled to pro rata inclusion with the Registrable Securities and (ii) after giving effect to the immediately preceding proviso, any such exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities and the holders of other securities having the contractual right to inclusion of their securities in such Registration Statement by reason of demand registration rights, in proportion to the number of Registrable Securities or other securities, as applicable, sought to be included by each such Investor or other holder. If an offering in connection with which an Investor is entitled to registration under this Section 6.7 is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering and shall enter into an underwriting agreement in a form and substance reasonably satisfactory to the Company and the underwriter or underwriters. Upon the effectiveness the registration statement for which piggy-back registration has been provided in this Section 6.7, any Event Payments payable to an Investor whose Common Shares are included in such registration statement shall terminate and no longer be payable.

ARTICLE VII

MISCELLANEOUS

7.1 Termination. This Agreement may be terminated by the Company or any Investor, by written notice to the other parties, if the First Closing has not been consummated by the third Trading Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

7.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the applicable Common Shares.

7.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the First Closing or Second Closing, as applicable, and without further consideration, the Company will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

7.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

7.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Investors under Article VI may be given by Investors holding at least a majority of the Registrable Securities to which such waiver or consent relates.

7.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any Common Shares as permitted hereunder, provided (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (x) the name and address of such transferee or assignee and (y) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transferee agrees in writing to be bound, with respect to the transferred Common Shares, by the provisions hereof that apply to the “Investors” and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.

7.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Section directly against the parties with obligations thereunder.

7.9 Governing Law; Venue; Waiver of Jury Trial. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS. THE COMPANY AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

7.10 Survival. The representations and warranties, agreements and covenants contained herein shall survive the Closing.

7.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

7.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option owed to such Investor by the Company under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then, prior to the performance by the Company of the Company’s related obligation, such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

7.14 Replacement of Common Shares. If any certificate or instrument evidencing any Common Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any Losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is reasonably required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Common Shares. If a replacement certificate or instrument evidencing any Common Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

7.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

7.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor hereunder or any Investor enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

7.17 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

7.18 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Documents. The decision of each Investor to purchase Common Shares pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.

SIGNATURE PAGES TO FOLLOW

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

VIA PHARMACEUTICALS, INC.

By:
Name:
Title:

Address for Notice:

750 Battery Street Suite 330 San Francisco, CA 94111 Tel: (415) 283-2200 Fax: (415) 283-2201 Attn: Chief Financial Officer

With a copy to:

Latham & Watkins LLP Sears Tower, Suite 5800 233 South Wacker Drive Chicago, IL 60606 Tel: (312) 876-7700 Fax: (312) 993-9767 Attn: Michael Pucker, Esq.

COMPANY SIGNATURE PAGE

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of June     , 2007 (the “Purchase Agreement”) by and among VIA Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

By:
Name:
Title:

Address: _______________________________

_______________________________________

_______________________________________

Telephone No.: ___________________________

Facsimile No.: ____________________________

Email Address: ____________________________

First Closing Purchase Price:______________

Number of Initial Shares: _________________

Second Closing Purchase Price: _____________

Number of Remaining Shares: ________________

Aggregate Purchase Price: $ _________________

Delivery Instructions (if different than above):

c/o: ___________________________________________________

Address: _________________________________________________

__________________________________________________

Telephone No.: _____________________________________________

Facsimile No. : ________________________________________________

Other Special Instructions: ______________________________________

Exhibits:

A	Instruction Sheet for Investors

B	Opinion of Company Corporate Counsel

C	Plan of Distribution

D	Company Transfer Agent Instructions

Exhibit A

INSTRUCTION SHEET FOR INVESTOR

(to be read in conjunction with the entire Securities Purchase Agreement)

A.	Complete the following items in the Securities Purchase Agreement:

1.	Complete and execute the Investor Signature Page. The Agreement must be executed by an individual authorized to bind the Investor.

2.	Exhibit A-1—Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire;

3.	Exhibit A-2—Registration Statement Questionnaire:

Provide the information requested by the Registration Statement Questionnaire.

4.	Exhibit A-3—Investor Certificate:

Provide the information requested by the Investor Certificate.

5.	Return, via facsimile, the signed Securities Purchase Agreement including the properly completed Exhibits A-1 through A-3, to:

Facsimile: (312) 993-9767

Telephone: (312) 876-7696

Attn: Kerry Ducey

6.	After completing instruction number five (5) above, deliver the original signed Securities Purchase Agreement including the properly completed Exhibits A-1 through A-3 to:

Address: Kerry Ducey

                c/o Latham & Watkins LLP

                Sears Tower, Suite 5800

                233 S. Wacker Drive

                Chicago, IL 60606-6401

B.	Instructions regarding the wire transfer of funds for the purchase of the Common Shares will be telecopied to the Investor by the Company at a later date.

Exhibit A-1

VIA PHARMACEUTICALS, INC.

STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that the Common Shares are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Investor of the Common Shares and the Registered Holder listed in response to item 1 above:

3.	The mailing address, telephone and telecopy number and email address of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

Exhibit A-2

VIA PHARMACEUTICALS, INC.

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the Registration Statement, please provide us with the following information regarding the Investor.

1. Please state your organization’s name exactly as it should appear in the Registration Statement:

______________________________________________________________________________

Except as set forth below, your organization does not hold any equity securities of the Company on behalf of another person or entity.

State any exceptions here:

________________________________________________________________________________

If the Investor is not a natural person, please identify the natural person or persons who will have voting and investment control over the Common Shares owned by the Investor:

_________________________________________________________________________________

2. Address of your organization:

______________________________________________

_______________________________________________

Telephone: __________________________

Fax: ________________________________

Contact Person: _______________________

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates? (Include any relationships involving you or any of your affiliates, officers, directors, or principal equity holders (5% or more) that has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.)

________ Yes	________ No

If yes, please indicate the nature of any such relationship below:

4. Are you the beneficial owner of any other securities of the Company? (Include any equity securities that you beneficially own or have a right to acquire within 60 days after the date hereof, and as to which you have sole voting power, shared voting power, sole investment power or shared investment power.)

________ Yes	________ No

If yes, please describe the nature and amount of such ownership as of a recent date.

5. Except as set forth below, you wish that all the shares of the Company’s common stock beneficially owned by you or that you have the right to acquire from the Company be offered for your account in the Registration Statement.

State any exceptions here:

6. Have you made or are you aware of any arrangements relating to the distribution of the shares of the Company pursuant to the Registration Statement?

________ Yes	________ No

If yes, please describe the nature and amount of such arrangements.

7. NASD Matters

(a) State below whether (i) you or any associate or affiliate of yours are a member of the NASD, a controlling shareholder of an NASD member, a person associated with a member, a direct or indirect affiliate of a member, or an underwriter or related person with respect to the proposed offering; (ii) you or any associate or affiliate of yours owns any stock or other securities of any NASD member not purchased in the open market; or (iii) you or any associate or affiliate of yours has made any outstanding subordinated loans to any NASD member. If you are a general or limited partnership, a no answer asserts that no such relationship exists for you as well as for each of your general or limited partners.

Yes: __________	No: __________

If “yes,” please identify the NASD member and describe your relationship, including, in the case of a general or limited partner, the name of the partner:

If you answer “no” to Question 7(a), you need not respond to Question 7(b).

(b) State below whether you or any associate or affiliate of yours has been an underwriter, or a controlling person or member of any investment banking or brokerage firm which has been or might be an underwriter for securities of the Company or any affiliate thereof including, but not limited to, the common stock now being registered.

Yes: __________	No: __________

If “yes,” please identify the NASD member and describe your relationship, including, in the case of a general or limited partner, the name of the partner.

ACKNOWLEDGEMENT

The undersigned hereby agrees to notify the Company promptly of any changes in the foregoing information which should be made as a result of any developments, including the passage of time. The undersigned also agrees to provide the Company and the Company’s counsel any and all such further information regarding the undersigned promptly upon request in connection with the preparation, filing, amending, and supplementing of the Registration Statement (or any Prospectus contained therein). The undersigned hereby consents to the use of all such information in the Registration Statement.

The undersigned understands and acknowledges that the Company will rely on the information set forth herein for purposes of the preparation and filing of the Registration Statement.

The undersigned understands that the undersigned may be subject to serious civil and criminal liabilities if the Registration Statement, when it becomes effective, either contains an untrue statement of a material fact or omits to state a material fact required to be stated in the Registration Statement or necessary to make the statements in the Registration Statement not misleading. The undersigned represents and warrants that all information it provides to the Company and its counsel is currently accurate and complete and will be accurate and complete at the time the Registration Statement becomes effective and at all times subsequent thereto, and agrees during the Effectiveness Period and any additional period in which the undersigned is making sales of Common Shares under and pursuant to the Registration Statement, and agrees during such periods to notify the Company immediately of any misstatement of a material fact in the Registration Statement, and of the omission of any material fact necessary to make the statements contained therein not misleading.

Dated:

Name

Signature

Name and Title of Signatory

Exhibit A-3

VIA PHARMACEUTICALS, INC.

CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY,

TRUST, FOUNDATION AND JOINT INVESTORS

If the Investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

(a) The Investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Investor and to take other actions with respect thereto.

(b) Indicate the form of entity of the undersigned:

____ Limited Partnership

____ General Partnership

____ Limited Liability Company

____ Corporation

____ Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor): ____________________________________________________________________________________ ____________________________________________________________________________________

(Continue on a separate piece of paper, if necessary.)

____ Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries): ______________________________________________________________

______________________________________________________________________

(Continue on a separate piece of paper, if necessary.)

____ Other form of organization (indicate form of organization (____________________________

_________________________________________________________________________________).

(c) Indicate the approximate date the undersigned entity was formed:_________________________.

(d) In order for the Company to offer and sell the Common Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

______	1. A bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

______	2. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

______	3. An insurance company as defined in Section 2(13) of the Securities Act;

______	4. An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

______	5. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

______	6. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

______	7. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

______	8. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

______	9. Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Common Shares, with total assets in excess of $5,000,000;

______	10. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Common Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Exchange Act of 1934, as amended;

______	11. An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies: __________________________________
_________________________________________________________________________________
(Continue on a separate piece of paper, if necessary.)

Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

Dated:__________________________, 2007

Print Name of Investor

Name:
Title:
(Signature and title of authorized officer, partner or trustee)

Exhibit B

OPINION OF COMPANY COUNSEL

Exhibit C

PLAN OF DISTRIBUTION

The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act of 1933, as amended (the “Securities Act”). Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act supplementing or amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act supplementing or amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares of common stock. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.

Exhibit D

COMPANY TRANSFER AGENT INSTRUCTIONS

U.S. Stock Transfer Corporation

1745 Gardena Avenue

Glendale, California 91204

Attention: Corautus Genetics Inc. Representative

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of June 29, 2007 (the “Agreement”), by and among Via Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the investors named on the Schedule of Investors attached thereto (collectively, the “Holders”), pursuant to which the Company is issuing to the Holders shares (the “Common Shares”) of Common Stock of the Company, par value $0.001 per share (the “Common Stock”).

In connection with the consummation of the transactions contemplated by the Agreement, this letter shall serve as our irrevocable authorization and direction to you:

(i) to issue an aggregate of 10,288,065 shares of our Common Stock in the names and denominations set forth on Annex I attached hereto. The certificates should bear the legend set forth on Annex II attached hereto and “stop transfer” instructions should be placed against their subsequent transfer. Kindly deliver the certificates to the respective delivery addresses set forth on Annex I via hand delivery or overnight courier. We confirm that these shares will be validly issued, fully paid and non-assessable upon issuance.

(ii) to issue (provided that you are the transfer agent of the Company at such time) certificates for shares of Common Stock upon transfer or resale of the Common Shares and receipt by you of certificate(s) for the Common Shares so transferred or sold (duly endorsed or accompanied by stock powers duly endorsed, in each case with signatures guaranteed and otherwise in form eligible for transfer); and

You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company’s legal counsel that either (i) a registration statement covering resales of the Common Shares has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) the Common Shares are eligible for sale in conformity with Rule 144(k) under the Securities Act (“Rule 144”) and (b) if applicable, a copy of such registration statement, then, unless otherwise required by law, within three (3) business days of your receipt of certificates representing the Common Shares, you shall issue the certificates representing the Common Shares to the Holders or their transferees, as the case may be, registered in the names of such Holders or transferees, as the case may be, and such certificates shall not bear any legend restricting transfer of the Common Shares thereby and should not be subject to any stop-transfer restriction. Any certificates tendered for transfer shall be endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect transfer.

A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Common Shares has been declared effective by the SEC under the Securities Act is attached hereto as Annex II.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact our counsel, Michael Pucker, Esq., at (312) 876-6518.

Very truly yours,

VIA PHARMACEUTICALS, INC.

By:
Name:
Title:

THE FOREGOING INSTRUCTIONS ARE

ACKNOWLEDGED AND AGREED TO

this      day of June, 2007

U.S. STOCK TRANSFER CORPORATION

By:
Name:
Title:

Enclosures

ANNEX I

SCHEDULE OF INVESTORS

ANNEX II

FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT

U.S. Stock Transfer Corporation

1745 Gardena Avenue

Glendale, California 91204

Attention: Corautus Genetics Inc. Representative

Re:	Via Pharmaceuticals, Inc.

Ladies and Gentlemen:

We are counsel to Via Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of June 29, 2007 (the “Securities Purchase Agreement”), entered into by and among the Company and the buyers named therein (collectively, the “Purchasers”) pursuant to which the Company issued to the Purchasers shares of Common Stock of the Company, par value $0.001 per share (the “Common Shares”). Pursuant to the Securities Purchase Agreement, the Company agreed to register the resale of the Common Shares (the “Registrable Securities”) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Securities Purchase Agreement, on [        ], 2007, the Company filed a Registration Statement on Form S-3 (File No. 333-[                    ] ) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the Registrable Securities which names each of the Purchasers as a selling shareholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [            ] [a.m.][p.m.] on [                    ], 2007, and we have no knowledge, after telephonic inquiry of a member of the staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the Commission and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

This letter shall serve as our standing notice to you that the Common Shares may be freely transferred by the Purchasers pursuant to the Registration Statement so long as the Holders certify they will comply with the plan of distribution description in connection with sales or transfers of the Common Shares set forth in the Registration Statement and with the prospectus delivery requirements of the Securities Act, to the extent such delivery requirement are applicable. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of the Common Shares to the Purchasers or the transferees of the Purchasers, as the case may be, as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated                     , 2007.